 Exhibit 99.1

DynaResource, Inc.

FOR IMMEDIATE RELEASE

DynaResource, Inc. Announces News Release Issued by

DynaResource de México, S.A. de C.V.

DynaResource de México S.A. de C.V. Seizes Assets

of Goldgroup Resources Inc. as

Partial Recovery of $48 M USD Damages Award

Irving, Texas (December 6, 2016) DynaResource, Inc., of Irving Texas, (OTCQB: DYNR; “DynaUSA”) reports that DynaResource de México SA de C.V. (“DynaMéxico”), the 100% owner of the San Jose de Gracia Project, located in the County of Sinaloa de Leyva, State of Sinaloa, México (“SJG” and, the “SJG Project”), issued a news release dated December 5, 2016, announcing the October 5, 2016 seizure of assets of Goldgroup Resources Inc., by DynaMéxico, as partial recovery of a $48 M USD damages award.

The news release issued by DynaMéxico on December 5, 2016 is described below:

Mazatlán, Sinaloa México (December 5, 2016) DynaResource de México SA de C.V. (“DynaMéxico”), the 100% owner of the San Jose de Gracia High Grade Gold Project, located in the County of Sinaloa de Leyva, State of Sinaloa, México (“SJG”, and the “SJG Project”), announces that on October 5, 2016, the Thirty-Sixth Civil Court of the Superior Court of Justice of the Federal District of Mexico (Tribunal Superior de Justicia del Distrito Federal) approved a Lien (referred to by the court as an “Embargo”), in favor of DynaMéxico, upon Stock Certificates in the name of Goldgroup Resources Inc. (“Goldgroup”). The Stock Certificates subject to the Lien (“Embargo”) constitute Shares of DynaMéxico (the “Oct. 5, 2016 Lien” against “the Goldgroup DynaMéxico Shares”).

The Goldgroup DynaMéxico Shares were seized as a partial recovery of assets by DynaMéxico after DynaMéxico was awarded more than $ 48 M USD (Forty-Eight Million Dollars) in damages against Goldgroup (the “Damages against Goldgroup”) on October 05, 2015, as described in a Sentencia Definitiva (the “Definitive Sentence”) issued by the same court, the Thirty Sixth Civil Court of the Superior Court of Justice of the Federal District of México, File number 1120/2014. In addition to the Damages against Goldgroup, the Definitive Sentence also included additional Resolutions ordered in favor of DynaMéxico (the Damages against Goldgroup and the additional Resolutions are together referred to as the “Oct. 5, 2015 Resolution”).

The Oct. 5, 2016 Lien against the Goldgroup DynaMéxico Shares and the Oct. 5, 2015 Resolution affect the two shareholders of DynaMéxico, which at the time of the Oct. 5, 2015 Resolution were: (1) DynaResource, Inc. (OTCQB: DYNR); which held 80% of the outstanding share capital of DynaMéxico; and (2) Goldgroup Resources Inc., which held 20% of the outstanding share capital of DynaMéxico. Goldgroup Resources Inc. is reported to be a 100% owned subsidiary of Goldgroup Mining Inc., Vancouver, BC. Canada (GGA.TO).

A concise translation to English of the resolution portion of the Definitive Sentence, including the elements of the award of Damages against Goldgroup (the Oct. 5, 2015 Resolution), is set forth below:

FIRST: The action and litigation based on commercial law filed by DynaMéxico is valid and enforceable, and where Goldgroup and the American Arbitration Association were found to be in default, was proper.

SECOND: Goldgroup is declared in breach of its Corporate duties, for failure to refrain from claiming direct ownership of 50% of the San José de Gracia Mining Project.

THIRD: Goldgroup is condemned and ordered to pay to DynaMéxico the amount of USD $20,000,000 (Twenty Million Dollars USD) in damages caused by Goldgroup to DynaMéxico, deriving from its breach of obligations in refraining from claiming direct ownership of 50% of the San Jose de Gracia Mining Project; which amount should be paid within five days upon execution of this order and resolution.

FOURTH: Goldgroup is condemned and ordered to pay to DynaMéxico the amount of USD $28,280,808.34 (Twenty Eight Million Two Hundred and Eighty Thousand Eight Hundred and Eight and 34/100 Dollars), for breach of its corporate duty and covenants with regards to the San Jose de Gracia mining project, as a result of depriving profits from DynaMéxico which DynaMéxico could have earned for the sale of gold produced and extracted during the years 2013 and 2014; amounts that should be paid within five days upon execution of this order and resolution.

FIFTH: Goldgroup is condemned and ordered to pay losses and damages to DynaMéxico, which damages Goldgroup continues to cause, until full payment of the above-mentioned amounts has been made, which damages and losses shall be calculated by an expert opinion in a corresponding legal procedure related to this litigation.

SIXTH: Pursuant to Article 1424 of the Commercial Code of México, the arbitration provision established under clause 8.16 of the Earn In/Option Agreement, dated as of September 1, 2006, is ineffective and impossible to execute.

SEVENTH: This Court declares that any controversy arising from the Earn In/Option Agreement must be brought and resolved under Mexican Law and by competent Mexican Courts with proper jurisdiction, in recognition of the waiver and exclusion of the arbitration clause (contained in the Earn In/Option Agreement) by both parties.

EIGHT: This Court declares that the American Arbitration Association must abstain from hearing arbitration procedure number 50 501 T 00226 14, or any other ongoing and/or future arbitration filed by the defendant Goldgroup against DynaResource.

NINTH: This Court declares that the American Arbitration Association does not have jurisdiction to hear any conflict and/or interpretation arising from the Earn In/Option Agreement, dated September 1, 2006.

TENTH: This Court declares that the American Arbitration Association does not have jurisdiction to hear disputes arising between shareholders of DynaMéxico, which disputes do not arise directly and immediately from the Earn In/Option Agreement, dated September 1, 2006.

ELEVENTH: This Court declares that the American Arbitration Association does not have jurisdiction to hear any matters where Koy Wilber Diepholz, who is the President of the Board of Directors of DynaMéxico, and has been personally sued in relation to the arbitration clause established under clause 8.16 of the Earn In/Option Agreement, dated September 1, 2006, since he signed the mentioned instrument in representation of the Company and not in his personal capacity.

TWELFTH: The expenses and costs associated with these proceedings are hereby waived.

THIRTEENTH: LET IT SO BE PUBLISHED. Copy of this Order and Sentence shall be found in the corresponding record.

ORDERED, adjudged and decreed by the Thirty Sixth Civil Judge of the Superior Court of the Federal District, Mr. JULIO GABRIEL IGLESIAS GOMEZ.

***

Background / Legal Proceedings Culminating in the Definitive Sentence

DynaMéxico’s Filing of Legal Demand

On December 23, 2014, DynaMéxico filed an Original Petition and Legal Demand (the “Demand against Goldgroup”) in the Thirty Sixth Civil Court of the Superior Court of Justice of the Federal District of México (Tribunal Superior de Justicia del Distrito Federal), as File number 1120/2014 against Defendants Goldgroup Mining Inc., Goldgroup Resources Inc., and certain individuals acting in concert with the two Goldgroup companies (collectively “Goldgroup”). The Demand against Goldgroup complained that Goldgroup has:

(a) Wrongfully used property, confidential information and data belonging to DynaMéxico;

(b) Consistently failed to disclose, or has disclosed inaccurately, several matters of material importance to the public.

The Demand against Goldgroup sought to:

(a) declare as invalid the AAA Arbitration proceedings filed by Goldgroup in Denver, Colorado, or to nullify such proceedings; And,

(b) requested damages be awarded DynaMéxico from and against Goldgroup for:

(1) Using and disseminating confidential information belonging to DynaMéxico;

(2) Asserting that Goldgroup owns any direct interest in the SJG Project, rather than owning a common share equity (shareholder’s) interest in DynaMéxico;

(3) Improperly disclosing the percentage of interest owned by Goldgroup in DynaMéxico;

(4) Improperly disclosing or implying that Goldgroup is the operator of the SJG Project;

(5) Attempting to delay, stop, or otherwise impair the financing and further development of the SJG Project;

(6) Making numerous threats against management of DynaMéxico;

(7) Failing to properly disclose that broad powers of attorney enabling the holder thereof to act exclusively on behalf of DynaMéxico are held by an individual who is not affiliated with Goldgroup.

DynaMéxico believed the filing of the Demand against Goldgroup to be necessary to protect the SJG Project, DynaMéxico’s interests, and to seek retribution and damages caused by Goldgroup.

San Jose de Gracia (“SJG”)

The San Jose de Gracia District, currently covering an area of 69,121 Hectares, is 100% owned by DynaResource de México, S.A. de C.V. (“DynaMéxico”).

More than one million ounces gold was reportedly produced from the SJG District in the early 1900’s, originating from high grade gold veins, including approximately 470,000 Oz. gold reportedly produced from the La Purisima area of SJG at an average gold grade of 66.7 g/t. In June 2010, the SJG Project was recognized by the State of Sinaloa as the most significant Gold Project in the State for the year 2010.

National Instrument 43-101 (“NI 43-101”) Technical Report for DynaMéxico - SJG

On March 28, 2012 DynaMéxico issued a National Instrument 43-101 (“NI 43-101”) compliant Technical Report for the San Jose de Gracia Project (the “2012 DynaMéxico Luna-CAM SJG Technical Report”, the “Technical Report”), and approved by DynaMéxico, the 100% owner of SJG. The 2012 DynaMéxico Luna-CAM SJG Technical Report was prepared by Mr. Ramon Luna, BS, P.Geo., of Servicios y Proyectos Mineros, Hermosillo, México and a Qualified Person as defined under NI 43-101; and by Mr. Robert Sandefur, BS, MSc, P.E., a senior reserve analyst for Chlumsky, Armbrust & Meyer LLC, Lakewood, CO., and a Qualified Person as defined under NI 43-101. The 2012 DynaMéxico Luna-CAM SJG Technical Report includes as Section Fourteen (14) a Mineral Resource Estimate for SJG as prepared by Mr. Sandefur (the “2012 DynaMéxico-CAM SJG 43-101 Mineral Resource Estimate”, and, the “Mineral Resource Estimate”).

On December 31, 2012, DynaMéxico issued an updated NI 43-101 compliant (“NI 43-101”) Technical Report for the San Jose de Gracia Project (the “Updated 2012 DynaMéxico Luna-CAM SJG Technical Report”, and the “Updated Technical Report”). The Updated Technical Report was approved by DynaMéxico, and filed with SEDAR on December 31, 2012.

National Instrument 43-101 (“NI 43-101”) Mineral Resource Estimate for SJG

The 2012 DynaMéxico-CAM SJG Mineral Resource Estimate concentrates on four separate main vein systems at SJG: Tres Amigos, San Pablo, La Union, and La Purisima. The Mineral Resource Estimate includes the following Resources:

“Indicated Resources”:

(1)	Tres Amigos; 893,000 tonnes with an average grade of 4.46 g/t, totaling 128,000 Oz. Au;

And,

(2)	San Pablo; 1,308,000 tonnes with an average grade of 6.52 g/t, totaling 274,000 Oz. Au.;

“Inferred Resources”:

(1)	3,953,000 tonnes in aggregate for the four main vein systems, with an average grade of 5.83 g/t, totaling 741,000 Oz. Au.

The Effective Date of the 2012 DynaMéxico Luna-CAM SJG Technical Reports and including the 2012 DynaMéxico-CAM SJG 43-101 Mineral Resource Estimate is February 6, 2012. The Mineral Resource Estimate is reported using a 2.0 g/t cut-off grade for underground mining. As of the Effective Date of the Technical Reports and Mineral Resource Estimate, there is no preliminary economic assessment report or feasibility study completed for SJG so the precise cutoff grade for underground mining has not yet been determined.

On behalf of the Board of Directors,

K.D. DIEPHOLZ;

DynaResource, Inc.; CEO

IMPORTANT CAUTIONARY NOTE REGARDING CANADIAN DISCLOSURE STANDARDS

The Company has Shareholders who are "OTC Reporting Issuer" as that term is defined in Multilateral Instrument 51-509, Issuers Quoted in the U.S. Over-the-Counter Markets, promulgated by various Canadian provincial Securities Commissions.

Accordingly, certain disclosure in this news release or other disclosure provided by DynaResource has been prepared in accordance with the requirements of securities laws in effect in Canada, which differ from the requirements of United States securities laws. In Canada, an issuer is required to provide technical information with respect to mineralization, including reserves and resources, if any, on its mineral exploration properties in accordance with Canadian requirements, which differ significantly from the requirements of the United States Securities and Exchange Commission (the “SEC”) applicable to registration statements and reports filed by United States companies pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. As such, information contained in this news release or other disclosure provided by the Company concerning descriptions of mineralization under Canadian standards may not be comparable to similar information made public by United States companies subject to the reporting and disclosure requirements of the SEC and not subject to Canadian securities legislation. This news release or other disclosure provided by the Company may use the terms “measured mineral resources”, “indicated mineral resources” and “inferred mineral resources”. While these terms are recognized and required by Canadian regulations (under National Instrument 43-101, Standards of Disclosure for Mineral Projects), the SEC does not recognize them. United States investors are cautioned not to assume that any part or all, of the mineral deposits in these categories, will ever be converted to reserves. In addition, “inferred mineral resources” have a great amount of uncertainty as to their existence and economic and legal feasibility. It cannot be assumed that all or any part of an inferred mineral resource will ever be upgraded to a higher category. Under Canadian securities legislation, estimates of inferred mineral resources may not form the basis of feasibility or pre-feasibility studies, although they may form, in certain circumstances, the basis of a “preliminary economic assessment” as that term is defined in National Instrument 43-101, Standards of Disclosure for Mineral Projects. U.S. investors are cautioned not to assume that part or all, of an inferred mineral resource, exists, or is economically or legally mineable.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION

This News release contains forward-looking statements within the meaning of Section 27 A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

Certain information contained in this news release, including any information relating to future financial or operating performance may be deemed “forward-looking”. All statements in this news release, other than statements of historical fact, that address events or developments that DynaResource expects to occur, are “forward-looking information”. These statements relate to future events or future performance and reflect the Company’s expectations regarding the future growth, results of operations, business prospects and opportunities of DynaResource or DynaResource de México. These forward-looking statements reflect the Company’s current internal projections, expectations or beliefs and are based on information currently available to DynaMéxico. In some cases, forward-looking information can be identified by terminology such as “may”, “will”, “should”, “expect”, “intend”, “plan”, “anticipate”, “believe”, “estimate”, “projects”, “potential”, “scheduled”, “forecast”, “budget” or the negative of those terms or other comparable terminology. Certain assumptions have been made regarding the Company’s plans at the San Jose de Gracia property. Many of these assumptions are based on factors and events that are not within the control of DynaResource or DynaMéxico and there is no assurance they will prove to be correct. Such factors include, without limitation: capital requirements, fluctuations in the international currency markets and in the rates of exchange of the currencies of the United States and México; price volatility in the spot and forward markets for commodities; discrepancies between actual and estimated production, between actual and estimated reserves and resources and between actual and estimated metallurgical recoveries; changes in national and local governments in any country which DynaResource or DynaMéxico currently or may in the future carry on business; taxation; controls; regulations and political or economic developments in the countries in which DynaResource or DynaMéxico does or may carry on business; the speculative nature of mineral exploration and development, including the risks of obtaining necessary licenses and permits, diminishing quantities or grades of reserves; competition; loss of key employees; additional funding requirements; actual results of current exploration or reclamation activities; changes in project parameters as plans continue to be refined; accidents; labor disputes; defective title to mineral claims or property or contests over claims to mineral properties. In addition, there are risks and hazards associated with the business of mineral exploration, development and mining, including environmental hazards, industrial accidents, unusual or unexpected formations, pressures, cave-ins, flooding and gold bullion losses (and the risk of inadequate insurance or inability to obtain insurance, to cover these risks) as well as those risks referenced in the Annual Report for DynaResource available at www.sec.gov. Forward-looking information is not a guarantee of future performance and actual results and future events could differ materially from those discussed in the forward-looking information. All of the forward-looking information contained in this news release is qualified by these cautionary statements. Although DynaResource and DynaMéxico believe that the forward-looking information contained in this news release is based on reasonable assumptions, readers cannot be assured that actual results will be consistent with such statements. Accordingly, readers are cautioned against placing undue reliance on forward-looking information. DynaResource and DynaMéxico expressly disclaim any intention or obligation to update or revise any forward-looking information, whether as a result of new information, events, or otherwise.

For further information on DynaResource, Inc. or DynaMéxico, please contact:

Brad J. Saulter, V.P. – Investor Relations; US Telephone: 972-868-9066

K.D. Diepholz, DynaResource, Inc. CEO;

DynaResource de México–Presidente;

DynaResource Media Contacts:

In México – Vladimir Saldaña / (+5255)5246.0100 // vsaldana@gcya.net

In the U.S. - Ana Ambrosi / 469.399.7979 // aambrosi@gcya.net